UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 Or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 6, 2021

Creek Road Miners, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	000-33383	98-0357690
(State or other Jurisdiction of Incorporation or organization)	(Commission File Number)	(IRS Employer I.D. No.)

2700 Homestead Road, Suite 50

Park City, UT 84098

(Address of Principal Executive Offices) (Zip Code)

(435) 900-1949

Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule l 4a- l 2 under the Exchange Act (17 CFR 240. l 4a- l 2)

☐	Pre-commencement communications pursuant to Rule l 4d-2(b) under the Exchange Act (17 CFR 240. l 4d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. l 3e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

[Explanatory Note: This is an amendment to the Registrant’s Current Report on Form 8-K filed on December 10, 2021, filed for the purpose of updating the numbers of the disclosed financing.]

Item 1.01 Entry into a Material Definitive Agreement

Beginning December 6, 2021, Creek Road Miners, Inc. (the “Company”) entered into securities purchase agreements with 23 investors (the “Purchasers”) for the sale of the Company’s securities, with the Purchasers receiving: (i) 7,880 shares of Series C Preferred Stock (the “Preferred Shares”); (ii) warrants to acquire 50% of the number of common shares into which the Purchasers’ Preferred Shares are convertible at an exercise price of $2.50 per share; and (iii) warrants to acquire 50% of the number of common shares into which the Purchasers’ Preferred Shares are convertible at an exercise price of $2.75 per share. The Purchasers were also given registration rights with respect to certain of the securities. The proceeds from the sale of the Preferred Shares and the warrants totals $7,880,000.00, and will be used by the Company for working capital purposes.

The securities issued to the Purchasers were not registered under the Act and were issued and sold in reliance upon the exemption from registration contained in Section 4(2) of the Act and Regulation D promulgated thereunder. The securities, as well as the shares underlying the warrants, may not be reoffered or sold in the United States by the holders in the absence of an effective registration statement, or valid exemption from the registration requirements of the Act.

Copies of the form of the securities purchase agreement, the form of the warrants and the form of the registration rights agreement are attached as exhibits. The summary of these agreements set forth above is qualified by reference to such exhibits.

Item 3.02 Unregistered Sales of Equity Securities.

See discussion set forth under Item 1.01 above.

Item 9.01 Exhibits

Exhibit No.	Description of Exhibit

10.1	Form of Securities Purchase Agreement incorporated by reference to Exhibit 10.1 filed with the Registrant’s Current Report on Form 8-K on December 10, 2021.

10.2	Form of Warrants incorporated by reference to Exhibit 10.2 filed with the Registrant’s Current Report on Form 8-K on December 10, 2021.

10.3	Form of Registration Rights Agreement incorporated by reference to Exhibit 10.3 filed with the Registrant’s Current Report on Form 8-K on December 10, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURE PAGE

Pursuant to the requirement of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Creek Road Miners, Inc.
a Delaware corporation

Dated: December 20, 2021	By:	/s/ Scott D. Kaufman
Scott D. Kaufman, CEO

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